SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                 REVISED

                                FORM 8-K




                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event Reported)

                             January 9, 1997


                     PRINCETON AMERICAN CORPORATION

         (Exact Name of Registrant as Specified in its Charter)



                                  0-5141
                         (Commission File Number)


Nevada                                                           22-1848644
(State or other jurisdiction                                  (IRS Employer
of incorporation)                                       Identification No.)


          2222 East Camelback Road, Suite 200, Phoenix, AZ 85016
                  (Address of principal executive office)


                              (602) 954 2600
           (Registrant's Telephone Number, Including Area Code)





                                 FORM 8-K

               CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


The Company announced that its auditors, Semple & Cooper P.L.C., had resigned December 18, 1996, due to the Company's filing of Chapter 11 proceedings, as the auditors feel it would compromise their independence.

In accordance with Item 304 of Regulation S-B and related instructions thereof we provide the required information as follows:

(a)(1)(i)      Accountant resigned.

(a)(1)(ii)     Not applicable.

(a)(1)(iii)    Not applicable.

(a)(1)(iv)     There were no disagreements.

(a)(2)         No new accountant has been retained.

(a)(2)(i)      Not applicable.

(a)(2)(ii)     Not applicable.

(a)(3) The accountant has been furnished with a copy of this Form 8-K. A copy of the accountant's respond-ing letter is attached as Exhibit A.

(b)            Not applicable.

                                SIGNATURES



Pursuant to the requirement of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PRINCETON AMERICAN CORPORATION
                              (Registrant)


                              By   S/DALE E. EYMAN
                                   DALE E. EYMAN, President



January 9, 1997
Date